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                                                                    Exhibit 10.2

                                                                  Execution Copy

                                LICENSE AGREEMENT

     This License Agreement ("Agreement") is made effective as of this 31st day of October, 2001, by and between Whole Foods Market IP, Inc., a Delaware corporation ("Licensor"), and Hurry, Inc. (formerly known as Harry's Farmers Market, Inc.), a Georgia corporation ("Licensee").

     WHEREAS, an affiliate of Licensor has purchased certain assets of Licensee, including intellectual property assets, as further described in that certain Asset Purchase Agreement, dated as of August 9, 2001 (the "Purchase Agreement"); and

     WHEREAS, the assets purchased by Licensor under the Purchase Agreement do not include six small format "Harry's in a Hurry" retail food stores (the "Excluded Stores"); and

     WHEREAS, in order to operate, expand, sell, transfer or otherwise dispose of the Excluded Stores, Licensee will require the use of the trademarks, service marks, logos, copyrights, proprietary information and similar intellectual property described on Schedule I hereto (collectively, the "Licensed Marks"), all of which has been assigned by Licensor's affiliate to Licensor; and

     WHEREAS, the Purchase Agreement contemplates that the parties will enter into this Agreement as a condition precedent to the closing of the transactions contemplated thereunder;

     Now, therefore, in consideration of the mutual agreements herein contained, it is agreed as follows:

1.   SCOPE OF LICENSE
     ----------------

     1.1. Grant. Subject to Section 1.2, Licensor hereby grants to Licensee a
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fully paid, royalty free right and license to use the Licensed Marks throughout the world in connection with (a) the advertising, promotion, franchising and day-to-day operation of the Excluded Stores and any new retail locations operated by Licensee or any sublicense or franchisee in the same or substantially similar manner and format as the Excluded Stores (the "New Stores", together with the Excluded Stores, the "Licensee Stores"), (b) services utilizing the Licensed Marks and provided by Licensee in connection with the operation of the Licensee Stores ("Services"), and (c) goods utilizing the Licensed Marks and manufactured or sold by Licensee in connection with the operation of the Licensee Stores ("Goods") (collectively, the "License").

     1.2. Use by Licensor. Licensee understands and acknowledges that, pursuant
          ---------------
to the Purchase Agreement, Licensor has purchased intellectual property assets (such as the "Harry's Farmers Market" tradename) that are similar to the Licensed Marks and intends to use such intellectual property assets in the operation of Licensor's business. Licensor hereby represents that it will not use the specific "Harry's in a Hurry" tradename in its business or on or in connection with the operation of a retail food store located within one hundred
(100) miles of

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any existing Licensee Store. Except as aforesaid, nothing herein is intended to restrict in any manner the operation of Licensor's business.

     1.3. Sublicensing and Assignment Prohibited.
          --------------------------------------

         (a) Subject to paragraph 1.3(b) below, the License is personal to Licensee, and Licensee shall have no right to assign the license granted hereunder to any person or entity.

         (b) Notwithstanding paragraph 1.3(a) above, the transfer of the License in conjunction with the transfer of the Licensee Stores, all or substantially all of assets of the Licensee Stores (or such of the Licensee Stores which have not been, or not scheduled to be, closed), or of the capital stock of Licensee shall not be deemed to be in violation of this
     Section 1.3; provided, that the transferee of the License shall have agreed to be bound by the terms and provisions of this Agreement.

2.   LICENSEE OPERATIONS
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     2.1. General. Licensee will conduct its operations of the Licensee Stores
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in a manner such that it will not detract from nor bring into disrepute the
Licensed Marks and the goodwill associated with the Licensed Marks. Except as specifically provided herein, nothing in this Agreement or the License granted herein shall be construed to limit the types of Goods and Services offered by Licensee in connection with its operation of the Licensee Stores; provided, however, Licensee's offering of Goods and Services not offered through the Licensee Stores as of the date of this Agreement shall not materially breach the terms of this Agreement.

     2.2. No Relationship to Licensor's Business. Licensee shall not indicate to
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customers, vendors or other third parties that it is under common ownership or operation with the business operated by Licensor. Further, Licensee will ensure that Licensor does not become subject to any claims arising from Licensee's operation of, and use of the Licensed Marks in, the Licensee Stores.

     2.3. Product Quality. Licensee agrees that its Services and Goods shall be
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of such high standards and quality as to protect and enhance the prestige of the
Licensed Marks and the goodwill pertaining thereto; that such Services and Goods shall be manufactured, packaged, offered, provided, performed, sold and distributed in accordance with all applicable, federal, state and local laws and regulations; and that the policy of performance of such Services and of completion and delivery of such Goods by Licensee shall be one requiring high standards and shall in no manner reflect adversely upon the goodwill of the Licensed Marks. Licensor acknowledges that Licensee's current operation of the Licensee Stores meets the requirements of this Section 2.3.

     2.4. Quality Control. If Licensor determines in good faith that Licensee
          ---------------
has failed to meet the quality control standards and procedures described in
Section 2.3, then Licensor shall


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furnish Licensee written notice specifying in reasonable detail the respects in which Licensee has failed, and if reasonably necessary, specifying steps to be taken to cure the failure. Licensee shall, upon receipt of such notification from Licensor, immediately commence, and thereafter diligently pursue, curing any default with respect to the quality control standards and procedures and shall achieve the cure within a reasonable time.

3.   NAMES AND TRADEMARKS
     --------------------

     3.1. Permitted Use by Licensee. Licensee agrees to use the Licensed Marks
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strictly in accordance with the terms of this Agreement. Licensee further agrees to comply with any reasonable requirements or instructions of Licensor (which shall be no more onerous on Licensee than the business policies and practices applicable to Licensor itself) regarding the use of the Licensed Marks which Licensor reasonably and in good faith deems to be necessary to preserve its proprietary interest therein or the goodwill associated therewith.

     3.2. No Acquisition of Rights. Except as expressly provided by this
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Agreement, Licensee agrees it shall acquire no right, title or interest to the
Licensed Marks, or the goodwill of Licensor associated therewith and all goodwill arising out of Licensee's use of the Licensed Marks will inure to the benefit of Licensor. The aforesaid shall not derogate from any goodwill developed or achieved by the Licensee on its own in the Licensee Stores.

     3.3. Registration of Licensed Marks. Licensor makes no representation or
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warranty that the Licensed Marks are valid or validly registered in the United
States or any state thereof. Licensee agrees to assist Licensor, at Licensor's sole cost and expense, to the extent reasonably necessary, in the procurement of any protection or to protect any of Licensor's rights in and to the Licensed Marks. At Licensor's expense and sole discretion, Licensor shall undertake to register the Licensed Marks in any state or country where the Goods and Services are sold or may be sold in the future or where such registration may provide some benefit to Licensor; and Licensor shall not be liable hereunder for any failure to so register, or renew the registration of, the Licensed Marks. Licensee shall supply Licensor with such information as Licensor may reasonably request to aid Licensor in the acquisition, maintenance and renewal of applications and registrations of the Licensed Marks, or in furtherance of any other purpose related to the acquisition, preservation or protection of the Licensed Marks.

     3.4. Policing of Licensed Marks. Licensee shall promptly give notice to
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Licensor in the event it becomes aware of any third party that is infringing, misusing or otherwise violating any of the Licensed Marks or Licensor's rights therein, or that Licensee believes is or may be infringing, diluting, or otherwise derogating the Licensed Marks or Licensor's rights therein. Licensor shall have the right (but not the obligation) to take whatever action it deems appropriate, including the institution of any action or proceeding against such third party or otherwise, to obtain a discontinuance of such use. If Licensor exercises its right to take such action, Licensor shall pay its own expenses and retain any costs or damages awarded to it therein. If Licensor elects in its discretion not to proceed to take action against such third party, or fails to take any action within 30 days of its receipt of Licensee's notice of such third party's

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conduct, then Licensee may, at its own expense, take whatever action Licensee, in its sole discretion, deems to be necessary and appropriate, provided that such action does not jeopardize the Licensed Marks or Licensor's rights therein. Licensee and Licensor agree to cooperate with each other in all respects and to provide each other with all assistance requested by the other with respect to all such actions.

     3.5. Infringement of Other Marks by Licensee. Licensee shall promptly
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notify Licensor in writing in the event that Licensee becomes aware of any pending or threatened claim that use of the Licensed Marks by Licensee infringes the rights of others, or of the institution of any action or proceeding against Licensee or otherwise arising out of the use of the Licensed Marks by Licensee. Licensor shall have the right (but not the obligation), upon written notification to Licensee within 30 days of receipt of Licensee's notification to Licensor of such infringement claim (unless a shorter time frame is required by law), to take charge of the defense of any such claim, action or proceeding (and of any negotiations for the settlement thereof). If Licensor declines, or fails to respond within 30 days after receipt of notification from Licensee (or such shorter time frame if required by law), to defend any such claim, action or proceeding, Licensee may do so. Licensor and Licensee each shall pay their own expenses and retain any costs or damages awarded to each in any such claim, action or proceeding. Licensor shall not make any settlement of any such claim, action or proceeding, brought against Licensee involving a monetary payment by Licensee without the consent in writing by Licensee. Licensor shall not be liable in any event to Licensee in respect of any damages assessed or asserted against Licensee in, or any liability incurred by or imposed upon Licensee in connection with, any such claim, action or proceeding. Licensor and Licensee agree to cooperate with each other in all respects in any such claim, action or proceeding.

4.   RELATIONSHIP OF PARTIES
     -----------------------

     4.1. Licensor/Licensee. The Licensee acknowledges that the only
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relationship established by this Agreement is that solely of licensor and licensee, and the parties hereby confirm that this Agreement is not intended to constitute and shall not be construed as constituting a partnership or joint venture. Neither party shall be an agent of the other for any purpose whatsoever. Neither party shall have any right or authority, either express, implied, or apparent, to act on behalf of the other in any other manner whatsoever, and shall not hold itself out as such or otherwise take action which might tend to create an agency or partnership relationship between Licensor and Licensee or any other relationship other than that established by this Agreement. Licensee shall use its own name in obtaining or when executing contracts or making purchases, so that the transaction shall clearly indicate that Licensee is not acting for Licensor.

     4.2. Licensee's Responsibilities. Licensee acknowledges that it is fully
          ---------------------------
responsible for all the debts and obligations of the Licensee Stores and Licensor shall not be liable for any of the debts or obligations of Licensee's business. Licensor makes no representation as to the value of the Licensed Marks.

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5.   TERM; TERMINATION. This Agreement shall commence on the date first set
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forth above and shall continue until a termination event occurs in accordance with the following provisions:

     5.1. Termination for Cause. Licensor and Licensee shall each have the right
          ---------------------
to terminate this Agreement upon notice in writing to the other party if such other party defaults in the performance of any of the substantial provisions made hereunder and, in the case of a default which can be remedied, such other party shall not have either (i) remedied such default to the satisfaction of the party not in default within 30 days after written demand by such party or (ii) promptly after written demand by such party, commenced efforts to remedy such default, continuously and diligently maintained such efforts, and remedied such default to the satisfaction of such non-defaulting party as soon as practicable but in no event later than 90 days after such demand by such non-defaulting party.

     5.2. Termination by Default Without Prejudice. Any termination pursuant to
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Section 5.1 above shall be without prejudice to any other rights or remedies which Licensor or Licensee may have in respect to any default by the other party. Waiver by Licensor or Licensee of any particular default by the other party shall not affect or impair the non-defaulting party's right in respect to any subsequent default of the same or a different kind; nor shall any delay or omission of Licensor or Licensee to exercise any right arising from any default affect or impair Licensor or Licensee's right as to the same or any future default.

     5.3. Surrender of License. Licensee may terminate this Agreement at any
          --------------------
time upon 10 days prior written notice to Licensor. Upon the closure of all of the Licensee Stores, Licensee shall be deemed to have terminated this Agreement. Any termination of this Agreement pursuant to this Section 5.3 shall be without liability to Licensor or Licensee, except with respect to any breach by either party of the remaining terms of this Agreement.

     5.4. Obligation of Licensee upon Termination. Upon the termination of this
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Agreement, Licensee shall immediately and permanently cease to use in any manner whatsoever the Licensed Marks and all advertising materials, displays, stationery, forms and other manifestations of the Licensed Marks.

6.   GENERAL PROVISIONS
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     6.1. Assignment by Licensee. Except as set forth in Section 1.3(b),unless
          ----------------------
the prior written consent of the Licensor is obtained, which consent shall not be unreasonably withheld, conditioned or delayed, Licensee will not assign any of its rights or obligations under this Agreement to any third party.

     6.2. Notice. Any notice, demand or other communication required or
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permitted to be given by the terms of this Agreement to any parties shall be in writing and be deemed sufficiently given if sent by telecopy to the addressee or by any nationally recognized "next day" delivery service, in each case to the notice addresses set forth in the Purchase Agreement. Any


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such notice or other document shall be deemed to have been given to and received by the party to whom it was sent on the first to occur of (i) the date of confirmation of the receipt of such telecopy or (ii) the date of such delivery by such courier service. The notice addresses may be changed from time to time by notice in writing in accordance herewith.

     6.3. Severability. If any provision of this Agreement is declared invalid
          ------------
for any reason, such invalidity shall apply to the extent of the prohibition without in any way invalidating or affecting the remaining provisions of the Agreement.

     6.4. Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Delaware, to the jurisdiction of which the parties hereto agree to submit.

     6.5. Entire Agreement. This Agreement contains the entire agreement between
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the parties hereto and there are no representations, inducements, promises, agreements, arrangements, undertakings, oral or written, between the parties hereto other than those set forth expressly herein or in any document referred to herein or duly executed by both parties hereto.

     6.6. Benefit. This Agreement shall inure to the benefit of and be binding
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upon the permitted successors and assigns of the parties hereto.

     6.7  Confidentiality. Each party acknowledges that during the course of
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carrying out this Agreement, it may receive confidential and proprietary information related to the other party's business, including, without limitation, the Licensed Marks, as set forth on Schedule I ("Confidential
                                                             ------------
Information"). Confidential Information includes any information, designs, data
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or know-how that a party has designated as proprietary and/or confidential or that, by the nature of the circumstances surrounding the disclosure, ought to be treated as proprietary and/or confidential; provided, however, that any information which is otherwise in the public domain shall not be deemed confidential. Each party acknowledges that such Confidential Information is the sole and exclusive property of the other party and undertakes to retain in confidence all Confidential Information. Each party's obligations under this
Section 6.7 shall survive expiration or termination of this Agreement and any amendments thereto.

                         (Signatures on following page)

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     IN WITNESS WHEREOF, the parties have signed this Agreement the day and year first above written.

                           Whole Foods Market IP, Inc.

                           By:    /s/ Jim Sud
                                ------------------------------------------------
                           Name:          Jim Sud
                                  ----------------------------------------------
                           Title:         VP
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                           Hurry, Inc.

                           By:     /s/ Harry A. Blazer
                                ------------------------------------------------
                           Name:          Harry A. Blazer
                                  ----------------------------------------------
                           Title:         President
                                   ---------------------------------------------